SOLUNA HOLDINGS | SOLUNA COMPUTING

November 2021 Flash

December 2021

Preamble

- The following discussion is completely qualified by the legal disclosures on the several pages following this one
- Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business
- The discussion is in line with our principles of being accountable and transparent with shareholders
- We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment
- Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

Legal Disclosure & Disclaimer

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Legal Disclosure & Disclaimer

Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna's [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Use of Estimates in Monthly Presentations

Numbers presented BEFORE the release of Form 10-Q for fourth quarter ended December 31st, 2021, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management's review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2021, Company's Quarterly Report on Form 10-Q for the period ended June 30, 2021, Company's Quarterly Report on Form 10-Q for the period ended September 30, 2021, and the Company's Annual Report on Form 10-K for the year ended December 31, 2020.

Key Operating Principles

Alignment of Interests & Transparency

Private equity firm owns 30%[1]

High Velocity Execution

Senior Brookstone personnel involved in active executive capacity

Focus on Return of Invested Capital (ROIC) & Capital Discipline

Long-Term Strategy Beyond Crypto

(1) Calculated as a percent of total undiluted shares


Excess energy from renewable sources
We buy *curtailed* energy from renewable power plants and convert it to clean, low-cost global computing.
Batch-oriented Computing
like cryptocurrency mining

The opportunity beyond crypto is **Batchable Computing**


$10B
Digital currencies


$5B
Pharma research


$40B
Graphics/video processing


$40B
Scientific research

Agenda

In this presentation, we will be covering the following items:

Business Update

November results in detail


SOLUNA
Business
Update

We are scaling and on track to **reach 1 exahash per second.**

Key milestones in November

- We expect to hit the **722 PH/s**[(1)] target +/- 30 days from our original timeline
  - Change due to supply chain issues
  - Currently at 623 PH/s (December 9th)

- We expect to beat our **target of 912 PH/s** by end of Q1 2022[(1)]
  - We **expect to beat** that with **over 1 EH/s**

- We expect to have Sophie (Anaconda) **scaled up to 25 MW** and fully energized **by December 31st**
  - We continue to ramp and test our data center infrastructure

(1) Source: EcoChain Presents an Illustration of its Cryptomining Capacity (solunacomputing.com)

Our hashrate continues the ramp to 1 EH/s



Consolidated Hashrate (SHA-256, PH/s)
Remainder of growth will be Prop Mining increasing by ~108%
Our 300 PH/s Hosting JV commitment is nearly fulfilled
20
24
21
22
61
125
316
118
198
403
126
277
623
337
286
1,000
363
337
300
Apr 2021
May 2021
Jun 2021
July 2021
Aug 2021
Sep 2021
Oct 2021
Nov 2021
Dec 9, 2021
Mar 31, 2022
Hosted JV
Prop Mining

*Management Estimate

Our cash contribution margin run-rate is $23.3 Million

($ in 000s)	Estimate Nov 2021	Yearly Run-Rate
Revenue **(Non-GAAP)**	**$2,632**	**$31,583**
Cash Contribution Margin **(Non-GAAP)**	**$1,943**	**$23,311**
Cash Contribution %	74%	74%

Our financial results will accelerate over the next quarter


($ in 000s)
November 2021
(Estimate)
$1,943
$1,582
$360
Cash Contribution Margin (Non-GAAP)
403
126
277
Consolidated Hashrate (SHA-256, PH/s)
Hosted JV
Prop Mining
Monthly At 1 EH/s
(Illustration)
$3,358
$3,123
$235
Cash Contribution Margin At 1 EH/s*
1,000
700
300
Consolidated Hashrate (SHA-256, PH/s) At 1 EH/s*

Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Estimate

Note: Run-Rate At 1 EH/s assumes similar performance as Nov 2021. Charts not to scale.

Our cash contribution margin grew 35% in November


Annualized Cash Contribution Margin (Non-GAAP)(1)
($ in 000s)
$2,568
$2,796
$3,552
$5,280
$5,844
$4,008
$4,294
$8,961
$7,184
$17,331
$23,311
Jan 21
Feb 21
Mar 21
Apr 21
May 21
Jun 21
Jul 21
Aug 21
Sep 21
Oct 21*
Nov 21*

(1) Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Estimate

Let's do some calculations on our **prop mining business...**

At 700 PH/s our estimate of Prop Mining could have a yearly revenue run-rate of $54 Million

	($ in 000s)	Reference
Consolidated Prop Mining Hashrate (Dec 9th, 2021) (SHA-256, PH/s)	337	(a)
Average Prop Mining Daily Revenue (Dec 1st - Dec 7th, 2021)	$89	(b)
Discount (Management Estimate)	20%	(c)
Discounted Prop Mining Estimated Daily Revenue	**$72**	**[100% - (c)] x (b) = (d)**
Prop Mining Daily Revenue Per PH/s	$0.21	(d) / (a) = (e)
Target Consolidated Prop Mining Hashrate (SHA-256, PH/s)	700	(f)
Estimated Daily Revenue at 700 PH/s (Prop Mining)	**$149**	**(e) x (f) = (g)**
Days In A Month	30	(h)
Estimated Monthly Revenue at 700 PH/s (Prop Mining)	**$4,461**	**(h) x (g) = (i)**
Months In A Year	12	(j)
Yearly Revenue Run-Rate at 700 PH/s (Prop Mining)	**$53,534**	**(j) x (i) = (k)**

At 700 PH/s our estimate of Prop Mining yearly cash contribution margin could scale to $37 Million

	($ in 000s)	Reference
Estimated Monthly Revenue at 700 PH/s (Prop Mining)	$4,461	(i) from previous slide
Year-to-date November 2021 Prop Mining Cash Contribution Margin (%)	76%	(l)
Discounted Prop Mining Cash Contribution Margin (%)	70%	(m)
Monthly Cash Contribution Margin ($) (Prop Mining)	**$3,123**	**(i) x (m) = (n)**
Yearly Revenue Run-Rate at 700 PH/s (Prop Mining)	$53,534	(k) from previous slide
Year-to-date November 2021 Prop Mining Cash Contribution Margin (%)	76%	(l)
Discounted Prop Mining Cash Contribution Margin (%)	70%	(m)
Yearly Cash Contribution Margin Run-Rate ($) (Prop Mining)	**$37,474**	**(k) x (m) = (o)**

Consolidated revenue and cash contribution margin at ~1 EH/s

($ in 000s)	At 1 EH/s		
Revenue	**Monthly**	**Yearly**	**Hashrate (PH/s)**
Prop Mining	4,461	53,534	700
Hosting	672	8,063	300
Total Revenue	**$5,133**	**$61,597**	**1,000**
Contribution Margin ($)			
Prop Mining	3,123	37,474	
Hosting	235	2,822	
Total Contribution Margin	**$3,358**	**$40,296**	
Contribution Margin (%)			
Prop Mining	70.0%	70.0%	
Hosting	35.0%	35.0%	
Total	**65.4%**	**65.4%**	

- Yearly revenue run-rate could exceed **$61 million**
- Yearly cash contribution margin run-rate could exceed **$40 million**
- This is based on Edith (TNT), Sophie (Anaconda) and Marie (Python)

Our cash contribution could exceed $40 million at ~1 EH/s


Annualized Cash Contribution Margin (Non-GAAP)(1)
($ in 000s)
$2,568
$2,796
$3,552
$5,280
$5,844
$4,008
$4,294
$8,961
$7,184
$17,331
$23,311
$40,296
Jan 21
Feb 21
Mar 21
Apr 21
May 21
Jun 21
Jul 21
Aug 21
Sep 21
Oct 21*
Nov 21*
Mar 22*

(1) Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Estimate

A look at the current business environment

- Supply chain and logistics continue to be **a challenge**
  - Issues with timing and quality

- Orders for **inexpensive but critical** items need to be managed

- As we ramped and tested Sophie (Anaconda) this month, we **took the facility down for several days** to inspect a malfunctioning transformer
  - Normal part of facility shake out
  - Significant opportunity cost of $100 thousand to $200 thousand for the month
  - We continued to ramp facility

Important developments across our facilities

TNT — Renamed to → **Edith**

We continue to optimize equipment mix at this mature facility

- **11.4 PH/s as of December 9th**

Anaconda — Renamed to → **Sophie**

Continues to energize (Live Feed: Project Sophie - Soluna (solunacomputing.com))

- On target to ramp through Q4
- Team aggressively managing supply chain bottlenecks
- **167.66 PH/s as of December 9th**. Site continues ramp

Python — Renamed to → **Marie**

Waiting for power company approval to close purchase.

- We are engaging constructively with the utility
- Current operating framework allows Soluna to use the facility on economic terms that mirror proposed transaction
- We continue to place equipment in the facility as the sellers' hosting customers roll off
- **443.59 PH/s as of December 6th**
- We are managing the entire facility under contract with seller

Our upcoming communication dates

- Next monthly flash update will be released before the open on **January 17th, 2022**
- We will release our key operational milestones for next year and a detailed financial earnings power illustration for next year before the open on **January 19th, 2022**
- Have a great holiday season. We are really looking forward to next year. We transformed our company this year. Next year is all about growth acceleration and driving value to common share holders
- Thank you to all of the people at Soluna that have made this year possible. We know it has sometimes come at great personal cost for you and your families. We are grateful
  - We want to thank and recognize the many service providers that have made our accomplishments in 2021 possible. They include construction management teams, IT professionals, legal and accounting teams

SOLUNA

November 2021 Flash



Consolidated Soluna Computing Non-GAAP Historical Financials[A]

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate YTD Nov 21
Revenue (Non-GAAP)	**$995**	**$560**	**$618**	**$479**	**$1,657**	**$494**	**$943**	**$931**	**$2,368**	**$2,142**	**$2,632**	**$9,794**
Prop Mining	995	560	618	479	1,657	494	839	686	2,018	1,661	1,960	8,291
Hosting	0	0	0	0	0	0	104	245	349	481	672	1,503
Electricity/Direct Costs*	**$143**	**$96**	**$107**	**$121**	**$324**	**$117**	**$149**	**$265**	**$532**	**$567**	**$594**	**$2,160**
Prop Mining	143	96	107	121	324	117	121	110	348	314	283	1,413
Hosting	0	0	0	0	0	0	28	155	184	253	312	748
Overhead Costs	**$109**	**$24**	**$24**	**$24**	**$72**	**$18**	**$47**	**$67**	**$132**	**$131**	**$95**	**$539**
Prop Mining	109	24	24	24	72	18	47	67	132	131	95	539
Hosting	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	**$251**	**$120**	**$131**	**$145**	**$396**	**$136**	**$196**	**$332**	**$664**	**$698**	**$689**	**$2,699**
Prop Mining	251	120	131	145	396	136	168	177	481	445	378	1,951
Hosting	0	0	0	0	0	0	28	155	184	253	312	748
Cash Contribution Margin (Non-GAAP)	**$744**	**$440**	**$487**	**$334**	**$1,261**	**$358**	**$747**	**$599**	**$1,703**	**$1,444**	**$1,943**	**$7,094**
Prop Mining	744	440	487	334	1,261	358	671	509	1,538	1,215	1,582	6,340
Hosting	0	0	0	0	0	0	75	90	166	229	360	755
Cash Contribution % (Non-GAAP)	**74.8%**	**78.6%**	**78.8%**	**69.7%**	**76.1%**	**72.5%**	**79.2%**	**64.3%**	**71.9%**	**67.4%**	**73.8%**	**72.4%**
Prop Mining	74.8%	78.6%	78.8%	69.7%	76.1%	72.5%	80.0%	74.2%	76.2%	73.2%	80.7%	76.5%
Hosting	n/a	n/a	n/a	n/a	n/a	n/a	72.8%	36.7%	47.4%	47.5%	53.6%	50.2%

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(A) Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Consolidated Soluna Computing Operating Metrics[(A)]

Key Operating Metrics:	Q1 21	Apr 21	May 21	Jun 21	Q2 21[(1)]	Jul 21	Aug 21	Sep 21	Q3 21[(2)]	Oct 21	Nov 21	YTD 21[(3)]
MW Deployed	1.63	3.34	3.27	3.42	3.34	3.28	4.13	7.15	4.85	15.01	20.09	7.46
Prop Mining	1.63	3.34	3.27	3.42	3.34	3.28	3.81	3.48	3.52	8.71	12.01	5.16
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	-	-	-	0.32	3.67	1.99	6.30	8.08	4.59
Hashrate (SHA-256, PH/s)	-	20.17	23.67	20.62	21.49	22.12	60.59	125.16	69.29	316.22	402.80	123.92
Prop Mining	-	20.17	23.67	20.62	21.49	22.12	50.80	43.83	38.92	118.10	125.51	53.10
Hosted JV	-	-	-	-	-	-	9.79	81.33	45.56	198.12	277.29	141.63
Hashrate (Scrypt, GH/s)	-	237.70	204.00	224.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	197.38
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031	57,912	60,621	47,285
BTC Equivalent Mined	21.95	9.79	13.31	13.36	35.64	14.34	20.62	20.27	56.33	36.99	43.42	207.12
Prop Mining	21.95	9.79	13.31	13.36	35.64	14.34	18.36	14.92	48.02	28.67	32.33	175.34
Hosting	-	-	-	-	-	-	2.27	5.34	8.31	8.31	11.08	31.78

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of January 2021 - October 2021

(A) Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Edith (TNT): Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual				Actual				Actual	Estimate	Estimate	Estimate
	Q1 21	Apr 21	May 21	Jun 21	Q2 21	Jul 21	Aug 21	Sep 21	Q3 21	Oct 21	Nov 21	YTD Nov 21
Revenue	891	361	356	271	988	277	345	284	905	324	317	3,425
Electricity/Direct Costs*	121	46	43	44	133	41	50	49	140	49	54	498
Overhead Costs**	101	23	24	24	71	18	16	28	63	19	20	274
Adjusted Cost of Cryptocurrency Revenue 1* (Non-GAAP)**	**$223**	**$69**	**$67**	**$68**	**$204**	**$60**	**$66**	**$77**	**$203**	**$68**	**$74**	**$772**
Cash Contribution Margin (Non-GAAP)	**$668**	**$292**	**$289**	**$203**	**$784**	**$217**	**$278**	**$206**	**$702**	**$256**	**$243**	**$2,654**
Cash Contribution %	**75.0%**	**80.9%**	**81.2%**	**74.8%**	**79.4%**	**78.5%**	**80.8%**	**72.8%**	**77.6%**	**79.0%**	**76.7%**	**77.5%**

*Includes Electricity costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Q1 21[1]	Apr 21	May 21	Jun 21	Q2 21[2]	Jul 21	Aug 21	Sep 21	Q3 21[3]	Oct 21	Nov 21	YTD 21[4]
MW Deployed	1.63	1.73	1.76	1.80	1.76	1.79	1.77	1.74	1.77	1.78	1.78	1.73
Hashrate (SHA-256, PH/s)[5]	n/a	8.79	9.50	7.78	8.69	10.18	10.38	11.44	10.67	11.85	11.63	10.19
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031	57,912	60,621	47,285
BTC Equivalent Mined	19.65	6.32	7.66	7.55	21.25	8.03	7.54	6.17	21.53	5.60	5.23	72.44

[1] Average of January 2021 - March 2021

[2] Average of April 2021 - June 2021

[3] Average of July 2021 - September 2021

[4] Average of January 2021 - November 2021

[5] We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Sophie (Anaconda): Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Estimate Oct 21	Estimate Nov 21	Estimate YTD Nov 21
Revenue	543	1,048	1,591
Electricity/Direct Costs*	182	159	341
Overhead Costs	77	27	127
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$258**	**$186**	**$467**
Cash Contribution Margin (Non-GAAP)	**$285**	**$862**	**$1,124**
Cash Contribution %	**52.4%**	**82.3%**	**70.6%**

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	**Oct 21**	**Nov 21**	**YTD 21[1]**
MW Deployed	4.43	7.63	6.03
Hashrate (SHA-256, PH/s)[4]	42.32	77.64	59.98
Avg. BTC Price	57,912	60,621	47,285
BTC Equivalent Mined	9.38	17.29	33.65

(1) Average of January 2021 - November 2021

Continues to energize

- On target to ramp through Q4
- Team aggressively managing supply chain bottlenecks
- **167.66 PH/s on December 9th**

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie (Python): Non-GAAP Historical Financials[A]

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate YTD Nov 21
Revenue (Non-GAAP)	**$104**	**$199**	**$262**	**$207**	**$668**	**$217**	**$598**	**$647**	**$1,463**	**$1,274**	**$1,267**	**$4,776**
Prop Mining	104	199	262	207	668	217	494	402	1,114	793	595	3,274
Hosting	0	0	0	0	0	0	104	245	349	481	672	1,503
Electricity/Direct Costs*	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$99**	**$216**	**$392**	**$336**	**$381**	**$1,322**
Prop Mining	23	50	63	77	190	76	71	61	208	83	70	574
Hosting	0	0	0	0	0	0	28	155	184	253	312	748
Overhead Costs	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$30**	**$24**	**$54**	**$35**	**$48**	**$138**
Prop Mining	0	0	0	0	0	0	30	24	54	35	48	138
Hosting	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$130**	**$240**	**$446**	**$371**	**$429**	**$1,460**
Prop Mining	23	50	63	77	190	76	101	85	263	119	118	712
Hosting	0	0	0	0	0	0	28	155	184	253	312	748
Cash Contribution Margin (Non-GAAP)	**$81**	**$149**	**$199**	**$130**	**$478**	**$141**	**$468**	**$407**	**$1,016**	**$903**	**$837**	**$3,317**
Prop Mining	81	149	199	130	478	141	393	317	851	674	477	2,562
Hosting	0	0	0	0	0	0	75	90	166	229	360	755
Cash Contribution % (Non-GAAP)	**78.1%**	**74.9%**	**75.8%**	**62.8%**	**71.6%**	**64.8%**	**78.3%**	**62.9%**	**69.5%**	**70.9%**	**66.1%**	**69.4%**
Prop Mining	78.1%	74.9%	75.8%	62.8%	71.6%	64.8%	79.5%	78.9%	76.4%	85.0%	80.2%	78.3%
Hosting	n/a	n/a	n/a	n/a	n/a	n/a	72.8%	36.7%	47.4%	47.5%	53.6%	50.2%

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(A) Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie (Python): Hosting JV Non-GAAP Historical Financials[(A)]

($ in 000s) (Unaudited)

	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate YTD Nov 21
Revenue (Non-GAAP)	**$0**	**$104**	**$245**	**$349**	**$481**	**$672**	**$1,503**
Electricity/Direct Costs*	0	28	155	184	253	312	748
Overhead Costs	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	**$0**	**$28**	**$155**	**$184**	**$253**	**$312**	**$748**
Cash Contribution Margin (Non-GAAP)	**$0**	**$75**	**$90**	**$166**	**$229**	**$360**	**$755**
Cash Contribution % (Non-GAAP)	**n/a**	**72.8%**	**36.7%**	**47.4%**	**47.5%**	**53.6%**	**50.2%**

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Jul 21	Aug 21	Sep 21	Q3 21[(2)]	Oct 21	Nov 21	YTD 21[(3)]
MW Deployed	-	0.32	3.67	1.99	6.30	8.08	4.59
Hashrate (SHA-256, PH/s)	-	9.79	81.33	45.56	198.12	277.29	141.63
Avg. BTC Price	34,445	45,709	45,940	42,031	57,912	60,621	47,285
BTC Equivalent Mined	-	2.27	5.34	8.31	8.31	11.08	31.78

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of January 2021 - November 2021

(A) Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie (Python): Operating Metrics(A)

Key Operating Metrics:	Q1 21	Apr 21	May 21	Jun 21	Q2 21[1]	Jul 21	Aug 21	Sep 21	Q3 21[2]	Oct 21	Nov 21	YTD 21[3]
MW Deployed	0.00	1.61	1.51	1.62	1.58	1.49	2.36	5.41	3.09	8.80	10.67	6.48
Prop Mining	0.00	1.61	1.51	1.62	1.58	1.49	2.04	1.74	1.76	2.50	2.59	1.89
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	-	-	-	0.32	3.67	1.99	6.30	8.08	4.59
Hashrate (SHA-256, PH/s)	-	11.38	14.17	12.84	12.80	11.94	50.21	113.72	58.62	262.05	313.53	169.55
Prop Mining	-	11.38	14.17	12.84	12.80	11.94	40.42	32.39	28.25	63.93	36.24	27.91
Hosted JV	-	-	-	-	-	-	9.79	81.33	45.56	198.12	277.29	141.63
Hashrate (Scrypt, GH/s)	0.00	237.70	204.00	224.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	197.38
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031	57,912	60,621	47,285
BTC Equivalent Mined	2.30	3.48	5.65	5.79	14.37	6.30	13.09	14.09	34.80	22.00	20.90	101.01
Prop Mining	2.30	3.48	5.65	5.79	14.37	6.30	10.82	8.75	26.49	13.69	9.81	69.24
Hosting	-	-	-	-	-	-	2.27	5.34	8.31	8.31	11.08	31.78

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of January 2021 - November 2021

(A) Marie (Python) excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Appendix

Our data centers are named after catalyzers



TNT — Renamed to — **Edith**



Edith Clarke was a pioneer in electrical engineering & power transmission. **She was a first** in so many ways. **The first woman to earn an MSc degree at MIT** in 1919. The **first woman employed as an electrical engineer** at General Electric in 1921. The **first full-time electrical engineering professor** in 1947, at University of Texas. We're influenced by Edith's firsts. **It drives us to** help make renewable, affordable energy the world's primary power source.



Anaconda — Renamed to — **Sophie**



Sophie Wilson is a detailed oriented designer who helped invent and deploy ARM technology. This was key to unlocking the mobile and custom chip revolution. She found ways to use processors **in more simple ways.** We're building a data center to help the grid. We're using Sophie's methods to **blend details and simplicity** for our first greenfield project.



Python — Renamed to — **Marie**



Marie Curie was a fearless seeker of truth—a pioneer in the field of radioactivity. **She won two Nobel Prizes.** In pursuit of the truth, Soluna is constructing a data center with **complete transparency** to help make the grid stable. Why such transparency? **So, everyone can see & know what must happen,** to do the right things. Including the players that have typically had a dark & controlling influence, making reckless decisions. **But no longer.**

Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Apr 21	May 21	Jun 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate YTD Nov 21
Revenue	**$995**	**$560**	**$618**	**$479**	**$1,657**	**$494**	**$1,366**	**$1,264**	**$3,124**	**$2,437**	**$2,811**	**$11,024**
Prop Mining	995	560	618	479	1,657	494	839	686	2,018	1,661	1,960	8,291
Hosting	0	0	0	0	0	0	527	579	1,106	776	851	2,733
Electricity/Direct Costs*	**$143**	**$96**	**$107**	**$121**	**$324**	**$117**	**$640**	**$671**	**$1,428**	**$906**	**$836**	**$3,638**
Prop Mining	143	96	107	121	324	117	190	171	479	366	341	1,653
Hosting	0	0	0	0	0	0	450	500	950	540	494	1,984
Overhead Costs	**$109**	**$24**	**$24**	**$24**	**$72**	**$18**	**$37**	**$81**	**$136**	**$131**	**$92**	**$540**
Prop Mining	109	24	24	24	72	18	37	81	136	131	92	540
Hosting	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1 (Non-GAAP)**	**$251**	**$120**	**$131**	**$145**	**$396**	**$136**	**$677**	**$752**	**$1,564**	**$1,037**	**$928**	**$4,178**
Prop Mining	251	120	131	145	396	136	227	252	615	497	434	2,194
Hosting	0	0	0	0	0	0	450	500	950	540	494	1,984
Cash Contribution Margin (Non-GAAP)	**$744**	**$440**	**$487**	**$334**	**$1,261**	**$358**	**$689**	**$513**	**$1,560**	**$1,400**	**$1,883**	**$6,846**
Prop Mining	744	440	487	334	1,261	358	612	434	1,404	1,163	1,526	6,098
Hosting	0	0	0	0	0	0	77	79	156	236	357	749
Cash Contribution % (Non-GAAP)	**74.8%**	**78.6%**	**78.8%**	**69.7%**	**76.1%**	**72.5%**	**50.5%**	**40.5%**	**49.9%**	**57.4%**	**67.0%**	**62.1%**
Prop Mining	74.8%	78.6%	78.8%	69.7%	76.1%	72.5%	72.9%	63.3%	69.6%	70.1%	77.9%	73.5%
Hosting	n/a	n/a	n/a	n/a	n/a	n/a	14.7%	13.6%	14.1%	30.4%	41.9%	27.4%

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Consolidated Operating Metrics With Legacy Hosting

Key Operating Metrics:	Q1 21	Apr 21	May 21	Jun 21	Q2 21[1]	Jul 21	Aug 21	Sep 21	Q3 21[2]	Oct 21	Nov 21	YTD 21[3]
MW Deployed	1.63	3.34	3.27	3.42	3.34	3.28	14.32	15.67	11.09	22.21	24.61	8.19
Prop Mining	1.63	3.34	3.27	3.42	3.34	3.28	3.81	3.48	3.52	8.71	12.01	3.76
Hosted MW (Legacy)	-	-	-	-	-	-	10.18	8.52	9.35	7.20	4.52	7.61
Hosted JV	-	-	-	-	-	-	0.32	3.67	1.99	6.30	8.08	4.59
Hashrate (SHA-256, PH/s)	-	20.17	23.67	20.62	21.49	22.12	60.59	125.16	69.29	316.22	402.80	123.92
Prop Mining	-	20.17	23.67	20.62	21.49	22.12	50.80	43.83	38.92	118.10	125.51	53.10
Hosted JV	-	-	-	-	-	-	9.79	81.33	45.56	198.12	277.29	141.63
Hashrate (Scrypt, GH/s)	0.00	237.70	204.00	224.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	143.55
Avg. BTC Price	45,336	57,207	46,443	35,845	46,498	34,445	45,709	45,940	42,031	57,912	60,621	47,285
BTC Equivalent Mined	21.95	9.79	13.31	13.36	35.64	14.34	29.88	27.52	74.33	42.08	46.37	233.14
Prop Mining	21.95	9.79	13.31	13.36	35.64	14.34	18.36	14.92	48.02	28.67	32.33	175.34
Hosting	-	-	-	-	-	-	11.53	12.60	26.31	13.40	14.04	57.80

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of January 2021 - November 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie (Python): Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual				Actual				Actual	Estimate	Estimate	Estimate YTD
	Q1 21	Apr 21	May 21	Jun 21	Q2 21	Jul 21	Aug 21	Sep 21	Q3 21	Oct 21	Nov 21	Nov 21
Revenue	**$104**	**$199**	**$262**	**$207**	**$668**	**$217**	**$1,021**	**$981**	**$2,219**	**$1,569**	**$1,446**	**$6,007**
Prop Mining	104	199	262	207	668	217	494	402	1,114	793	595	3,274
Hosting	0	0	0	0	0	0	527	579	1,106	776	851	2,733
Electricity/Direct Costs*	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$590**	**$622**	**$1,288**	**$675**	**$623**	**$2,799**
Prop Mining	23	50	63	77	190	76	140	122	338	135	128	815
Hosting	0	0	0	0	0	0	450	500	950	540	494	1,984
Overhead Costs	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$20**	**$38**	**$58**	**$35**	**$46**	**$139**
Prop Mining	0	0	0	0	0	0	20	38	58	35	46	139
Hosting	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1 (Non-GAAP)**	**$23**	**$50**	**$63**	**$77**	**$190**	**$76**	**$610**	**$660**	**$1,347**	**$711**	**$668**	**$2,938**
Prop Mining	23	50	63	77	190	76	161	160	397	171	174	954
Hosting	0	0	0	0	0	0	450	500	950	540	494	1,984
Cash Contribution Margin (Non-GAAP)	**$81**	**$149**	**$199**	**$130**	**$478**	**$141**	**$411**	**$321**	**$873**	**$858**	**$777**	**$3,068**
Prop Mining	81	149	199	130	478	141	334	242	717	622	421	2,320
Hosting	0	0	0	0	0	0	77	79	156	236	357	749
Cash Contribution % (Non-GAAP)	**78.1%**	**74.9%**	**75.8%**	**62.8%**	**71.6%**	**64.8%**	**40.2%**	**32.7%**	**39.3%**	**54.7%**	**53.8%**	**51.1%**
Prop Mining	78.1%	74.9%	75.8%	62.8%	71.6%	64.8%	67.5%	60.3%	64.4%	78.5%	70.8%	70.9%
Hosting	n/a	n/a	n/a	n/a	n/a	n/a	14.7%	13.6%	14.1%	30.4%	41.9%	27.4%

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

Q1 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,337	$0	$1,337
Cryptocurrency revenue (GAAP)	$891	$104	$0	$0	$995	$0	$0	$995
Cost of product revenue (GAAP)	0	0	0	0	0	452	0	452
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	120	23	0	0	143	0	0	143
Overhead costs	170	9	6	0	185	0	0	185
Total cost of cryptocurrency revenue (GAAP)	$290	$31	$7	$0	$328	$0	$0	$328
Cost of revenue (GAAP)	$290	$31	$7	$0	$328	$452	$0	$780
Depreciation	68	8	0	0	76	17	0	93
Adjusted Non-GAAP Cost of Revenue 1**	$222	$23	$7	$0	$251	$435	$0	$687

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

Q1 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,337	$0	$1,337
Cryptocurrency revenue (GAAP)	$891	$104	$0	$0	$995	$0	$0	$995
Cost of product revenue (GAAP)	0	0	0	0	0	452	0	452
Cost of cryptocurrency revenue (GAAP)	290	31	7	0	328	0	0	328
Cost of revenue (GAAP)	$290	$31	$7	$0	$328	$452	$0	$780
Depreciation	68	8	0	0	76	17	0	93
Contribution Margin (Non-GAAP)*	$669	$81	($7)	$0	$744	$902	$0	$1,645

*Excludes R&D Expenses, SG&A Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

Q2 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,647	$0	$1,647
Cryptocurrency revenue (GAAP)	$988	$669	$0	$0	$1,657	$0	$0	$1,657
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	208	265	0	0	472	0	0	472
Overhead costs	71	0	1	0	73	0	0	73
Total cost of cryptocurrency revenue (GAAP)	$279	$264	$1	$0	$545	$0	$0	$545
Cost of revenue (GAAP)	$279	$264	$1	$0	$545	$502	$0	$1,047
Depreciation	74	74	0	0	149	17	0	166
Adjusted Non-GAAP Cost of Revenue 1**	$204	$190	$1	$0	$396	$485	$0	$881

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

Q2 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,647	$0	$1,647
Cryptocurrency revenue (GAAP)	$988	$669	$0	$0	$1,657	$0	$0	$1,657
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP)	279	264	1	0	545	0	0	545
Cost of revenue (GAAP)	$279	$264	$1	$0	$545	$502	$0	$1,047
Depreciation	74	74	0	0	149	17	0	166
Contribution Margin (Non-GAAP)*	$784	$478	($1)	$0	$1,261	$1,162	$0	$2,423

*Excludes R&D Expenses, SG&A Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
less Legacy Hosting Revenue	0	757	0	0	757	0	0	757
Revenue (Non-GAAP)	$905	$1,463	$0	$0	$2,368	$1,949	$0	$4,317

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	140	1,288	0	0	1,428	0	0	1,428
Overhead costs	166	134	15	0	315	0	0	315
Total cost of cryptocurrency revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$0	$0	$1,743
Cost of revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$661	$0	$2,404
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	$203	$1,347	$15	$0	$1,564	$642	$0	$2,206
less Legacy Hosting Cost of Revenue	0	770	0	0	770	0	0	770
less Prepaid Lease Cost	0	130	0	0	130	0	0	130
Adjusted Non-GAAP Cost of Revenue 2**	$203	$446	$15	$0	$664	$642	$0	$1,306

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP)	306	1,422	15	0	1,743	0	0	1,743
Cost of revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$661	$0	$2,404
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Contribution Margin (Non-GAAP)*	$702	$873	($15)	$0	$1,560	$1,307	$0	$2,867
plus Prepaid Lease Cost	0	130	0	0	130	0	0	130
plus Legacy Hosting Contribution Margin	0	13	0	0	13	0	0	13
Cash Contribution Margin (Non-GAAP)*	$702	$1,016	($15)	$0	$1,703	$1,307	$0	$3,010

Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	YTD Nov 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$5,860	$0	$5,860
Cryptocurrency revenue (GAAP)	$3,425	$6,007	$1,591	$0	$11,024	$0	$0	$11,024
less Legacy Hosting Revenue	0	1,230	0	0	1,231	0	0	1,231
Revenue (Non-GAAP)	$3,425	$4,777	$1,591	($0)	$9,793	$5,860	$0	$15,653

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

YTD Nov 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$5,860	$0	$5,860
Cryptocurrency revenue (GAAP)	$3,425	$6,007	$1,591	$0	$11,024	$0	$0	$11,024
Cost of product revenue (GAAP)	0	0	0	0	0	1,947	0	1,947
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	498	2,799	341	0	3,638	0	0	3,638
Overhead costs	580	513	287	0	1,381	0	0	1,381
Total cost of cryptocurrency revenue (GAAP)	$1,078	$3,313	$628	$0	$5,018	$0	$0	$5,018
Cost of revenue (GAAP)	$1,078	$3,313	$628	$0	$5,018	$1,947	$0	$6,965
Depreciation	283	374	160	0	817	65	0	883
Project Equipment Repairs	23	0	0	0	23	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	$772	$2,939	$467	$0	$4,178	$1,881	$0	$6,059
less Legacy Hosting Cost of Revenue	0	1,238	0	0	1,238	0	0	1,238
less Prepaid Lease Cost	0	241	0	0	241	0	0	241
Adjusted Non-GAAP Cost of Revenue 2**	$772	$1,460	$467	$0	$2,699	$1,881	$0	$4,581

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

	YTD Nov 2021								
($ in 000s) (Unaudited)	Soluna Computing								
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$5,860	$0	$5,860
Cryptocurrency revenue (GAAP)	$3,425	$6,007	$1,591	$0	$11,024	$0	$0	$11,024
Cost of product revenue (GAAP)	0	0	0	0	0	1,947	0	1,947
Cost of cryptocurrency revenue (GAAP)	1,078	3,313	628	0	5,018	0	0	5,018
Cost of revenue (GAAP)	$1,078	$3,313	$628	$0	$5,018	$1,947	$0	$6,965
Depreciation	283	374	160	0	817	65	0	883
Project Equipment Repairs	23	0	0	0	23	0	0	23
Contribution Margin (Non-GAAP)*	$2,653	$3,069	$1,124	$0	$6,846	$3,979	$0	$10,825
plus Prepaid Lease Cost	0	241	0	0	241	0	0	241
plus Legacy Hosting Contribution Margin	0	7	0	0	8	0	0	8
Cash Contribution Margin (Non-GAAP)*	$2,654	$3,317	$1,124	$0	$7,094	$3,979	$0	$11,073

*Excludes R&D Expenses, SG&A Expenses

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